                                                                EXHIBIT 99.1(b)


          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


     The following Unaudited Pro Forma Condensed Combined Financial Statements have been prepared to reflect the Mergers, the Refinancing (assuming that (i) 100% of the FNH Notes are acquired in connection with the Refinancing, and (ii) all outstanding shares of Cal Fed Preferred Stock are acquired in connection with the Refinancing or are subsequently redeemed by Cal Fed), the RedFed Merger and the CENFED Merger. The Mergers, the RedFed Merger and the CENFED Merger will each be accounted for as a purchase. The recorded assets, liabilities and other items of RedFed will be recorded in Glendale Federal's consolidated financial statements at their estimated fair value at the closing date of the RedFed Merger. Glendale Federal's assets, liabilities and other items will be adjusted to their estimated fair value at the closing date of the Mergers and combined with the historical book values of the assets and liabilities of FNH Holdings. Applicable income tax effects of such adjustments are included as a component of the combined entity's deferred tax asset or liability. The difference between the estimated fair value of the assets, liabilities and other items, adjusted as discussed above, and the purchase price, is recorded as goodwill.


     The Unaudited Pro Forma Condensed Combined Financial Statements reflect preliminary purchase accounting adjustments in compliance with generally accepted accounting principles. Estimates relating to the fair value of certain assets, liabilities, and other events requiring recognition have been made as more fully described in the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements. Actual adjustments will be made on the basis of actual assets, liabilities and other items as of the respective closing dates of the Mergers and the RedFed Merger on the basis of appraisals and evaluations and, therefore, actual fair value amounts are expected to differ from those reflected in the Unaudited Pro Forma Condensed Combined Financial Statements.


     The Unaudited Pro Forma Condensed Combined Statement of Financial Condition assumes that each of the proposed mergers and the Refinancing were consummated on June 30, 1998. However, for purposes of computing the purchase price, the daily volume weighted average price of Golden State common stock and the Litigation Tracking Warrants (Trade Mark) for the three days ended September 10, 1998 was used, as such prices are considered to provide more relevant information to investors. See Note B. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 assume that each of the proposed mergers and the Refinancing were consummated on January 1, 1997. For purposes of pro forma presentation, Glendale Federal's consolidated statements of operations have been recast to conform to the calendar year end used by FNH.


     The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the consolidated historical financial statements and the related notes thereto of Glendale Federal and FNH, which are included or incorporated by reference herein.


     The Unaudited Pro Forma Condensed Combined Financial Statements presented are not necessarily indicative of the combined financial condition or results of the future operations of the combined entity or the actual results that would have been achieved had the proposed mergers been consummated prior to the periods indicated.


     All terms used but not defined elsewhere herein have meanings ascribed to them in Golden State's Proxy Statement dated July 15, 1998 for its special meeting of stockholders on August 17, 1998.

                             GOLDEN STATE HOLDINGS
                    UNAUDITED PRO FORMA CONDENSED COMBINED
                       STATEMENT OF FINANCIAL CONDITION

                              AS OF JUNE 30, 1998
                                (IN THOUSANDS)




                                                  GLENDALE
                                      FNH          FEDERAL
                                 (HISTORICAL)   (HISTORICAL)    REDFED(1)
                                -------------- -------------- -------------
ASSETS
Cash and amounts due
 from banks ...................  $   345,921    $   289,978    $   71,197
Federal funds sold and
 assets purchased under
 resale agreements ............           --        172,000            --
Other investments .............      879,071        128,308         7,997
Loans receivable, net .........   20,351,922     13,774,580       910,718
Mortgage-backed
 securities, net ..............    9,180,282      2,375,363        10,242
Real estate held for sale
 or investment ................           --          6,327            --
Real estate acquired in
 settlement of loans ..........       64,892         37,393         6,716
Investment in capital stock
 of FHLB, at cost .............      540,127        300,339         9,734
Mortgage servicing assets .....      669,056        243,314            --
Goodwill and other
 intangible assets ............      656,177        180,463        48,767
Other assets ..................    1,348,509        587,331        28,054


                                 -----------    -----------    ----------
                                 $34,035,957    $18,095,396    $1,093,425
                                 ===========    ===========    ==========
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDERS' EQUITY
Deposits ......................  $16,044,288    $10,701,157    $  864,861
Securities sold under
 agreements to
 repurchase ...................    2,861,604        175,551            --
Borrowings from the
 FHLB .........................   10,993,707      5,613,458        70,079
Other borrowings ..............    1,282,580             70         8,693
Other liabilities .............      729,131        326,761         1,226
Minority interest .............      986,296             --            --
Stockholders' equity ..........    1,138,351      1,278,399       148,566


                                 -----------    -----------    ----------
                                 $34,035,957    $18,095,396    $1,093,425
                                 ===========    ===========    ==========



                                                PRO FORMA    REFINANCING
                                 ADJUSTMENTS      BEFORE     ADJUSTMENTS     PRO FORMA
                                   (NOTE D)    REFINANCING     (NOTE G)      COMBINED
                                ------------- ------------- ------------- --------------
ASSETS
Cash and amounts due
 from banks ...................  $        --   $   707,096   $  (45,002)   $   662,094
Federal funds sold and
 assets purchased under
 resale agreements ............           --       172,000           --        172,000
Other investments .............           --     1,015,376           --      1,015,376
Loans receivable, net .........        6,807    35,044,027           --     35,044,027
Mortgage-backed
 securities, net ..............        6,962    11,572,849           --     11,572,849
Real estate held for sale
 or investment ................           --         6,327           --          6,327
Real estate acquired in
 settlement of loans ..........           --       109,001           --        109,001
Investment in capital stock
 of FHLB, at cost .............           --       850,200           --        850,200
Mortgage servicing assets .....       54,243       966,613           --        966,613
Goodwill and other
 intangible assets ............       61,875       947,282           --        947,282
Other assets ..................      184,446     2,148,340      (28,847)     2,158,076
                                                                 28,625
                                                                  9,958
                                 -----------   -----------   ----------    -----------
                                 $   314,333   $53,539,111   $  (35,266)   $53,503,845
                                 ===========   ===========   ==========    ===========
LIABILITIES, MINORITY
 INTEREST AND
 STOCKHOLDERS' EQUITY
Deposits ......................  $     2,588   $27,612,894   $       --    $27,612,894
Securities sold under
 agreements to
 repurchase ...................           --     3,037,155           --      3,037,155
Borrowings from the
 FHLB .........................        1,194    16,678,438           --     16,678,438
Other borrowings ..............          993     1,292,336     (915,000)     2,371,255
                                                              2,000,000
                                                                 (6,081)
Other liabilities .............      563,578     1,620,696      (12,159)     1,621,765
                                                                 13,228
Minority interest .............           --       986,296     (486,458)       499,838
Stockholders' equity ..........     (254,020)    2,311,296     (134,600)     1,682,500
                                                               (494,196)
                                 -----------   -----------   ----------    -----------
                                 $   314,333   $53,539,111   $  (35,266)   $53,503,845
                                 ===========   ===========   ==========    ===========

----------
(1) Represents the RedFed Merger, accounted for as a purchase, together with related pro forma purchase accounting adjustments.




See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                             GOLDEN STATE HOLDINGS
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                   GLENDALE
                                       FNH          FEDERAL         CENFED
                                  (HISTORICAL)   (HISTORICAL)   AND REDFED(1)
                                 -------------- -------------- ---------------
Interest income ................   $1,091,523      $581,626        $85,568
Interest expense ...............      752,596       353,826         49,745
Net interest income ............      338,927       227,800         35,823
Provision for loan losses ......       20,000        (3,721)           804
                                   ----------      --------        -------
Net interest income after
 provision for loan losses .....      318,927       231,521         35,019
Other income:
Fee income .....................       71,363        48,357          5,002
Gain on sale of loans, net .....       36,124           796             --
Gain on sale of
 mortgage-backed
 securities, net ...............           --         4,430            725
Other income, net ..............       62,685           209            158
                                   ----------      --------        -------
 Total other income ............      170,172        53,792          5,885
Other expenses:
Compensation and
 employee benefits .............      127,620        70,449         18,333
Occupancy expense, net .........       41,406        16,887          2,606
Regulatory insurance ...........        5,054         4,015            586
Advertising and promotion               9,914        10,434            385
Furniture, fixtures and
 equipment .....................           --         8,109             --
Other general and
 administrative expenses .......       99,611        40,288          8,518
 Total general and
  administrative
  expenses .....................      283,605       150,182         30,428
Restructuring charges ..........           --         4,452          3,761
Legal expense--goodwill
 lawsuit .......................           --         9,068             --
Operations of real estate
 held for sale or
 investment ....................           --            46             --
Operations of real estate
 acquired in settlement of
 loans .........................       (5,138)       (4,329)         2,415
Amortization of goodwill
 and other intangible
 assets ........................       23,229         5,052          4,880
                                   ----------      --------        -------
 Total other expenses ..........      301,696       164,471         41,484
Earnings before income tax
 provision (benefit) ...........      187,403       120,842           (580)
Income tax provision
 (benefit) .....................     (221,134)       49,195           (120)
                                   ----------      --------        -------
Earnings before minority
 interest ......................      408,537        71,647           (460)
Minority interest ..............       45,614            --             --
                                   ----------      --------        -------
Net earnings ...................   $  362,923      $ 71,647        $  (460)
                                   ==========      ========        =======



                                                     PRO FORMA       REFINANCING
                                    ADJUSTMENTS        BEFORE        ADJUSTMENTS         PRO FORMA
                                      (NOTE D)      REFINANCING        (NOTE G)           COMBINED
                                 ----------------- ------------- ------------------- -----------------
Interest income ................    $   (5,129)     $1,753,588      $    (1,238)        $1,752,350
Interest expense ...............        (1,616)      1,154,551          (49,185)         1,176,639
                                                                         70,455
                                                                            818
                                                                    -----------
Net interest income ............        (3,513)        599,037          (23,326)           575,711
Provision for loan losses ......            --          17,083               --             17,083
                                    ----------      ----------      -----------         ----------
Net interest income after
 provision for loan losses .....        (3,513)        581,954          (23,326)           558,628
Other income:
Fee income .....................        (4,068)        120,654               --            120,654
Gain on sale of loans, net .....            --          36,920               --             36,920
Gain on sale of
 mortgage-backed
 securities, net ...............            --           5,155               --              5,155
Other income, net ..............            --          63,052               --             63,052
                                    ----------      ----------      -----------         ----------
 Total other income ............        (4,068)        225,781               --            225,781
Other expenses:
Compensation and
 employee benefits .............            --         216,402               --            216,402
Occupancy expense, net .........            --          60,899               --             60,899
Regulatory insurance ...........            --           9,655               --              9,655
Advertising and promotion                   --          20,733               --             20,733
Furniture, fixtures and
 equipment .....................            --           8,109               --              8,109
Other general and
 administrative expenses .......            --         148,417           (3,336)           147,835
                                                                          2,754
                                   -----------     -----------      -----------         ----------
 Total general and
  administrative
  expenses .....................            --         464,215             (582)           463,633
Restructuring charges ..........            --           8,213               --              8,213
Legal expense--goodwill
 lawsuit .......................            --           9,068               --              9,068
Operations of real estate
 held for sale or
 investment ....................            --              46               --                 46
Operations of real estate
 acquired in settlement of
 loans .........................            --          (7,052)              --             (7,052)
Amortization of goodwill
 and other intangible
 assets ........................         2,063          35,224               --             35,224
                                    ----------      ----------      -----------         ----------
 Total other expenses ..........         2,063         509,714             (582)           509,132
Earnings before income tax
 provision (benefit) ...........        (9,644)        298,021          (22,744)           275,277
Income tax provision
 (benefit) .....................        56,415 (2)    (115,644)          (9,552) (4)      (125,196)
                                    ----------      ----------      -----------         ----------
Earnings before minority
 interest ......................       (66,059)        413,665          (13,192)           400,473
Minority interest ..............        (6,666)(3)      38,948          (26,456)(5)         12,492
                                    ----------      ----------      -----------         ----------
Net earnings ...................    $  (59,393)     $  374,717      $    13,264(6)      $  387,981(7)
                                    ==========      ==========      =============       ============

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                             GOLDEN STATE HOLDINGS
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                    FOR THE SIX MONTHS ENDED JUNE 30, 1998
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


----------
(1) Represents the CENFED Merger and the RedFed Merger, each accounted for as a purchase, together with related pro forma purchase accounting adjustments.

(2) The adjustment to income tax expense includes adjustments for nondeductible goodwill amortization and to adjust FNH's historical effective tax rate to 42%.

(3)   Reflects a 42% effective tax rate related to the REIT Preferred Stock.

(4) Represents tax expense at 42% related to pro forma Refinancing adjustments.

(5)   Represents historical dividends paid related to the Cal Fed Preferred
      Stock.

(6) Does not reflect the extraordinary loss that will be realized as a result of the Refinancing. See Note G.

(7) Pro forma combined net earnings for the six months ended June 30, 1998 includes the recognition of a $250 million tax benefit, representing a reduction in the valuation allowance established against FNH's deferred tax asset. If this $250 million tax benefit is not considered, net earnings for the six months ended June 30, 1998 would be as follows (in thousands):



   FNH historical ............      $112,923
   Pro forma before Refinancing      124,717
   Pro forma combined ........       137,981

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                             GOLDEN STATE HOLDINGS
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                   GLENDALE
                                       FNH          FEDERAL         CENFED
                                  (HISTORICAL)   (HISTORICAL)   AND REDFED(1)
                                 -------------- -------------- ---------------
Interest income ................   $2,127,490     $1,121,021       $236,033
Interest expense ...............    1,440,804        711,807        147,953
 Net interest income ...........      686,686        409,214         88,080
Provision for loan losses ......       79,800         12,015          7,139
                                   ----------     ----------       --------
 Net interest income after
  provision for loan losses ....      606,886        397,199         80,941
Other income:
 Fee income ....................      143,919         96,867         13,904
 Gain (loss) on sale of loans,
  net ..........................       24,721           (363)            16
 Gain (loss) on sale of
  mortgage-backed
  securities, net ..............           --           (226)         2,029
 Other income, net .............      171,054          1,217          1,249
                                   ----------     ----------       --------
  Total other income ...........      339,694         97,495         17,198
Other expenses:
 Compensation and
  employee benefits ............      256,448        124,693         29,450
 Occupancy expense, net ........       81,914         33,468         12,832
 Regulatory insurance ..........       10,680          8,949          2,433
 Advertising and promotion             20,186         22,708          2,146
 Furniture, fixtures and
  equipment ....................           --         13,649             --
 Other general and
  administrative expenses ......      233,642         71,221          9,719

                                   ----------     ----------       --------
  Total general and
   administrative expenses            602,870        274,688         56,580
 SAIF special assessment .......           --         (3,153)            --
 Legal expense--goodwill
  lawsuit ......................           --         28,517             --
 Operations of real estate
  held for sale or
  investment ...................           --           (387)            --
 Operations of real estate
  acquired in settlement of
  loans ........................       (3,304)         4,021          2,745
 Acquisition and
  restructuring charges ........           --          2,487            397
 Amortization of goodwill
  and other intangible
  assets .......................       49,153          7,056          9,733
                                   ----------     ----------       --------
  Total other expenses .........      648,719        313,229         69,455
Earnings before income tax
 provision .....................      297,861        181,465         28,684
Income tax provision ...........       47,148         76,851         10,063
                                   ----------     ----------       --------
Earnings before minority
 interest ......................      250,713        104,614         18,621
Minority interest ..............       89,344             --             --
                                   ----------     ----------       --------
 Net earnings ..................   $  161,369     $  104,614       $ 18,621
                                   ==========     ==========       ========



                                                     PRO FORMA        REFINANCING
                                    ADJUSTMENTS        BEFORE         ADJUSTMENTS       PRO FORMA
                                      (NOTE D)      REFINANCING        (NOTE G)          COMBINED
                                 ----------------- ------------- -------------------- -------------
Interest income ................   $   (10,256)     $3,474,288      $     (2,475)      $3,471,813
Interest expense ...............        (3,231)      2,297,333           (98,369)       2,341,510
                                                                         140,910
                                                                           1,636
                                                                    ------------
 Net interest income ...........        (7,025)      1,176,955           (46,652)       1,130,303
Provision for loan losses ......            --          98,954                --           98,954
                                   -----------      ----------      ------------       ----------
 Net interest income after
  provision for loan losses ....        (7,025)      1,078,001           (46,652)       1,031,349
Other income:
 Fee income ....................        (8,136)        246,554                --          246,554
 Gain (loss) on sale of loans,
  net ..........................            --          24,374                --           24,374
 Gain (loss) on sale of
  mortgage-backed
  securities, net ..............            --           1,803                --            1,803
 Other income, net .............            --         173,520                --          173,520
                                   -----------      ----------      ------------       ----------
  Total other income ...........        (8,136)        446,251                --          446,251
Other expenses:
 Compensation and
  employee benefits ............            --         410,591                --          410,591
 Occupancy expense, net ........            --         128,214                --          128,214
 Regulatory insurance ..........            --          22,062                --           22,062
 Advertising and promotion                  --          45,040                --           45,040
 Furniture, fixtures and
  equipment ....................            --          13,649                --           13,649
 Other general and
  administrative expenses ......            --         314,582            (6,672)         313,417
                                                                           5,507
                                   -----------      ----------      ------------       ----------
  Total general and
   administrative expenses                  --         934,138            (1,165)         932,973
 SAIF special assessment .......            --          (3,153)               --           (3,153)
 Legal expense--goodwill
  lawsuit ......................            --          28,517                --           28,517
 Operations of real estate
  held for sale or
  investment ...................            --            (387)               --             (387)
 Operations of real estate
  acquired in settlement of
  loans ........................            --           3,462                --            3,462
 Acquisition and
  restructuring charges ........            --           2,884                --            2,884
 Amortization of goodwill
  and other intangible
  assets .......................         4,125          70,067                --           70,067
                                   -----------      ----------      ------------       ----------
  Total other expenses .........         4,125       1,035,528            (1,165)       1,034,363
Earnings before income tax
 provision .....................       (19,286)        488,724           (45,487)         443,237
Income tax provision ...........        92,230 (2)     226,292           (19,105)(4)      207,187
                                   -----------      ----------      ------------       ----------
Earnings before minority
 interest ......................      (111,516)        262,432           (26,382)         236,050
Minority interest ..............       (12,331)(3)      77,013           (52,912)(5)       24,101
                                   -----------      ----------      ------------       ----------
 Net earnings ..................   $   (99,185)     $  185,419      $     26,530 (6)   $  211,949
                                   ===========      ==========      ==============     ==========

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                             GOLDEN STATE HOLDINGS
        UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1997
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)


----------
(1) Represents the CENFED Merger and the RedFed Merger, each accounted for as a purchase, together with related pro forma purchase accounting adjustments.

(2) The adjustment to income tax expense includes adjustments for nondeductible goodwill amortization and to adjust FNH's historical effective tax rate to 42%.

(3)   Reflects a 42% effective tax rate related to the REIT Preferred Stock.

(4) Represents tax expense at 42% related to pro forma refinancing adjustments.

(5)   Represents historical dividends paid related to the Cal Fed Preferred
      Stock.

(6) Does not reflect the extraordinary loss that will be realized as a result of the Refinancing. See Note G.















































See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial
                                  Statements.

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
                    CONDENSED COMBINED FINANCIAL STATEMENTS

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY


NOTE A: BASIS OF PRESENTATION

     The Unaudited Pro Forma Condensed Combined Statement of Financial Condition combines the unaudited pro forma condensed combined statement of financial condition of RedFed and the historical consolidated statements of financial condition of FNH and Glendale Federal as of June 30, 1998, as if the Mergers, the RedFed Merger and the Refinancing were consummated on June 30, 1998. The Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 1998 combines the unaudited pro forma condensed combined statements of operations of CENFED and RedFed and the historical unaudited consolidated statements of operations of FNH and Glendale Federal for the six months ended June 30, 1998, as if the Mergers, the RedFed Merger, the CENFED Merger and the Refinancing were consummated on January 1, 1997. The Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 1997 combines the pro forma condensed combined statements of operations of CENFED and RedFed and the historical statements of operations of FNH and Glendale Federal as if the Mergers, the RedFed Merger, the CENFED Merger and the Refinancing were consummated on January 1, 1997. Certain items in the unaudited pro forma condensed combined financial statements related to FNH have been reclassified to conform to the Glendale Federal presentation.

     The Mergers will be accounted for using the "purchase" method of accounting. Glendale Federal is treated as the acquired corporation for financial reporting purposes. Glendale Federal's assets, liabilities, and other items will be adjusted to their estimated fair value at the closing date of the Mergers and combined with the historical book values of the assets and liabilities of FNH. Applicable income tax effects of such adjustments are included as a component of the combined entity's deferred tax asset/liability. The difference between the estimated fair value of the assets, liabilities and other items, adjusted as discussed above, and the purchase price, is recorded as goodwill.

     For purposes of the Unaudited Pro Forma Condensed Combined Financial Statements, estimates relating to the fair value of certain assets, liabilities and other items have been made as of June 30, 1998. Actual adjustments will be made on the basis of actual assets, liabilities and other items as of the date of the respective mergers on the basis of appraisals and evaluations made as of that time and, therefore, actual fair value amounts are expected to differ from those reflected in the Unaudited Pro Forma Condensed Combined Financial Statements.

     It should be noted that management's expectations of cost savings and other operating efficiencies are not reflected in the Unaudited Pro Forma Condensed Combined Financial Statements. Further, it should be noted that net interest income may increase or decrease from historical levels based upon changes in the shape of the yield curve and current market conditions. The pro forma financial data do not necessarily reflect the results of operations or the financial position of Golden State Holdings that actually would have resulted had the Mergers, the RedFed Merger, the CENFED Merger and the Refinancing occurred at the dates indicated, or project the results of operations or financial position of Golden State Holdings for any future date or period.


NOTE B: PURCHASE PRICE

     The terms of the Agreement call for Golden State Stockholders to own 58 percent of the outstanding common stock of the combined entity, immediately after giving effect to the Mergers, on a fully-diluted basis (without giving effect to shares issuable pursuant to the Litigation Tracking Warrants (Trade
Mark) or the issuance of Contingent Shares). The Agreement also provides for the contingent issuance to FGH and Hunter's Glen of additional shares of Golden State Common Stock in connection with (i) the use by Golden State of certain tax benefits of Parent Holdings and the realization of certain other potential tax

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

benefits and liabilities of Golden State and Parent Holdings and (ii) the receipt by the combined company of a net after-tax recovery in certain litigation, including a portion of the net recovery, if any, in the Cal Fed Goodwill Litigation against the United States government.


     Using the daily volume weighted average price of $18.875 and $4.776 for the fully diluted Golden State common stock and Litigation Tracking Warrants (Trade Mark) , respectively, for the three days ended September 10, 1998, Golden State's fully diluted outstanding shares as of June 30, 1998, applying the treasury stock method under Statement of Financial Accounting Standards No. 128, "Earnings Per Share," as required by the Agreement, would be as follows:




GOLDEN STATE
------------
Common shares outstanding as of June 30, 1998 .................................    55,485,151
Treasury shares to be issued as part of RedFed Merger .........................     4,565,534
Shares issuable pursuant to outstanding Series A Preferred Stock convertible to
 common stock (i) .............................................................    11,099,721
Shares issuable pursuant to outstanding 5 Year Warrants on common stock (ii) ..         1,278
Shares issuable pursuant to outstanding 7 Year Warrants on common stock (iii) .     5,305,443
Shares issuable pursuant to outstanding Stock Options on common stock (iv) ....       581,900
                                                                                   ----------
Total--fully diluted outstanding shares .......................................    77,039,027
                                                                                   ==========

----------
(i) Based on 4,617,484 shares, each convertible into 2.404 shares of Golden State Common Stock.

(ii) Warrants convertible at an exchange rate of 10 warrants for one share of Golden State Common Stock.

(iii)      10,769,807 warrants with $12.00 exercise price per warrant.

(iv) Based on 2,778,508 stock options with a weighted average exercise price per share of Golden State Common Stock of $15.111.



Purchase Price:
Number of Golden State fully diluted outstanding shares .........   77,039,027
Price per share .................................................   $18.875
                                                                    ----------
   Purchase price (in thousands) ................................   $1,454,112
                                                                    ==========

NOTE C: PURCHASE ACCOUNTING ADJUSTMENTS




                                                                          (IN THOUSANDS)
                                                                         ---------------
Golden State stockholders' equity, giving effect to the RedFed Merger      $1,375,497
Goodwill due to the Mergers (Note D) .................................         61,875
Fair value adjustments, net of taxes (Note D) ........................         36,677
Merger costs, net of taxes (Note E) ..................................        (84,867)
Goodwill litigation proceeds participation (Note F) ..................         64,930
                                                                           ----------
   Total purchase price ..............................................     $1,454,112
                                                                           ==========

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

NOTE D: PURCHASE ACCOUNTING ADJUSTMENTS


     The estimated purchase accounting adjustments relating to the Mergers are detailed below:




                                                       INTEREST-      MORTGAGE
                                                        EARNING      SERVICING
                                                        ASSETS         ASSETS      GOODWILL
                                                    -------------- ------------- ------------
                                                                 (IN THOUSANDS)
Purchase price in excess of Golden
 State's net stockholders' equity, giving
 effect to the RedFed Merger ......................   $       --     $      --    $  78,615
Fair value adjustments, net of taxes ..............       13,769        54,243      (36,677)
Merger costs, net of taxes (Note E) ...............           --            --       84,867
Other integration costs, net of taxes
 (Note E) .........................................           --            --           --
Value of Golden State Holdings'
 retained participation in the Glendale
 Goodwill Litigation after issuance of
 the Litigation Tracking Warrants (Trade Mark)
 (Note F) .........................................           --            --      (64,930)
Dividend of tax benefits to FGH as a
 result of deconsolidation caused by
 the Mergers ......................................           --            --           --
                                                      ----------     ---------    ---------
                                                      $   13,769     $  54,243    $  61,875
                                                      ==========     =========    =========
IMPACT ON PRE-TAX
 EARNINGS FOR:
Six months ended June 30, 1998 ....................   $   (5,129)    $  (4,068)   $  (2,063)
Year ended December 31, 1997 ......................   $  (10,256)    $  (8,136)   $  (4,125)



                                                                 INTEREST-
                                                       OTHER      BEARING        OTHER      STOCKHOLDERS'
                                                      ASSETS    LIABILITIES   LIABILITIES      EQUITY
                                                    ---------- ------------- ------------- --------------
                                                                       (IN THOUSANDS)
Purchase price in excess of Golden
 State's net stockholders' equity, giving
 effect to the RedFed Merger ......................  $     --      $   --       $     --     $   78,615
Fair value adjustments, net of taxes ..............        --       4,775         26,560             --
Merger costs, net of taxes (Note E) ...............    41,433          --        126,300             --
Other integration costs, net of taxes
 (Note E) .........................................    31,065          --         73,700        (42,635)
Value of Golden State Holdings'
 retained participation in the Glendale
 Goodwill Litigation after issuance of
 the Litigation Tracking Warrants (Trade Mark)
 (Note F) .........................................   111,948          --         47,018             --
Dividend of tax benefits to FGH as a
 result of deconsolidation caused by
 the Mergers ......................................        --          --        290,000       (290,000)
                                                     --------      ------       --------     ----------
                                                     $184,446      $4,775       $563,578     $ (254,020)
                                                     ========      ======       ========     ==========
IMPACT ON PRE-TAX
 EARNINGS FOR:                                                                                 TOTAL
                                                                                             ----------
Six months ended June 30, 1998 ....................  $     --      $1,616       $     --     $   (9,644)
                                                                                             ==========
Year ended December 31, 1997 ......................  $     --      $3,231       $     --     $  (19,286)
                                                                                             ==========


                                                     IMPACT ON PRE-TAX EARNINGS
                                                 ----------------------------------
                                                    SIX MONTHS          YEAR
                                                      ENDED             ENDED
                                        AMOUNT    JUNE 30, 1998   DECEMBER 31, 1997
                                      ---------- --------------- ------------------
                                                     (IN THOUSANDS)
Interest-Earning Assets:
 Loans receivable, net ..............  $ 6,807      $  (4,144)       $   (8,287)
 Mortgage-backed securities .........    6,962           (985)           (1,969)
                                       -------      ---------        ----------
                                       $13,769      $  (5,129)       $  (10,256)
                                       =======      =========        ==========
Interest-Bearing Liabilities
 Deposits ...........................  $ 2,588      $     599        $    1,198
 Borrowings from the FHLB ...........    1,194            520             1,040
 Other borrowings ...................      993            497               993
                                       -------      ---------        ----------
                                       $ 4,775      $   1,616        $    3,231
                                       =======      =========        ==========

     Premiums relating to mortgage-backed securities and loans receivable are amortized to interest income using an interest method over the weighted average life of the related asset. The premium on mortgage servicing assets is amortized in proportion to, and over the period of, estimated net servicing

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

income. Goodwill is amortized on the straight line basis over fifteen years. Premiums relating to deposits and borrowings are amortized to interest expense using an interest method over the weighted average life of the related liability.

NOTE E: MERGER AND INTEGRATION COSTS

     The table below reflects Golden State Holdings' current estimate, for purposes of pro forma presentation, of the aggregate merger and integration costs, net of taxes, expected to be incurred in connection with the Mergers. While a portion of these costs may be required to be recognized in the combined entity's results of operations as incurred, the current estimate of these costs has been reflected in the pro forma condensed combined statement of financial condition to disclose the effect of these activities on Golden State Holdings' pro forma condensed combined financial position.


                                                                                 RELATED
                                                                      GROSS        TAX          NET
                                                                      COSTS      BENEFIT       COSTS
                                                                   ----------   ---------   ----------
                                                                             (IN THOUSANDS)
Merger costs:
 Severance costs ...............................................    $ 55,000     $23,183     $ 31,817
 Contract termination costs ....................................      23,100       9,737       13,363
 Investment banking, legal and other professional fees .........      40,000       5,058       34,942
 Benefit plan termination costs ................................       5,000       2,107        2,893
 Branch consolidation costs ....................................       3,200       1,348        1,852
                                                                    --------     -------     --------
   Subtotal--merger costs included in the allocation of the
    purchase price .............................................     126,300      41,433       84,867
                                                                    --------     -------     --------
Other Integration costs:
 Conversion costs ..............................................      27,900      11,760       16,140
 Branch consolidation costs ....................................       9,600       4,046        5,554
 Transition staffing expenses ..................................      17,000       7,166        9,834
 Officer benefits ..............................................      10,000       4,215        5,785
 Other costs ...................................................       9,200       3,878        5,322
                                                                    --------     -------     --------
   Subtotal--other integration costs reflected as an adjustment
    to stockholders' equity ....................................      73,700      31,065       42,635
                                                                    --------     -------     --------
Total merger and integration costs .............................    $200,000     $72,498     $127,502
                                                                    ========     =======     ========

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

     Golden State Holdings' cost estimates are forward looking statements. While the costs represent management's current estimate of merger and integration costs that will be incurred, the ultimate level and timing of recognition of such costs will be based on the final merger and integration plan to be completed in the coming months; the types and amounts of actual costs incurred could vary materially from these estimates if future developments differ from the underlying assumptions used by management in determining its current estimate of these costs.


NOTE F: LITIGATION TRACKING WARRANTS (Trade Mark)


     Represents the estimated fair value of the 15% interest in the after-tax recovery, if any, in the Glendale Goodwill Litigation to be excluded in calculating the number of shares issuable upon exercise of the Litigation Tracking Warrants (TradeMark), as follows:




                                                                                         (DOLLARS IN THOUSANDS,
                                                                                         EXCEPT PER SHARE DATA)
                                                                                        -----------------------
Fully diluted Litigation Tracking Warrants (Trade Mark)  outstanding as of June 30,
 1998 ...............................................................................          77,039,027
Daily volume weighted average price of Litigation Tracking Warrants (Trade Mark)  for
 the three days ended September 10, 1998 ............................................        $     4.776
                                                                                             ------------
Market value of Litigation Tracking Warrants (Trade Mark) ...........................        $    367,938
Percent of Goodwill Litigation owned by Litigation Tracking Warrants (Trade Mark)
 Holders ............................................................................                  85%
                                                                                             ------------
Total market value of Glendale Goodwill Litigation ..................................        $    432,869
Percent of Glendale Goodwill Litigation owned by Golden State Holdings...............                  15%
                                                                                             ------------
Estimated fair value of Glendale Goodwill Litigation owned by Golden
 State Holdings .....................................................................        $     64,930
                                                                                             ============

     The amount of the litigation proceeds reflected above is provided for illustrative purposes only. Such amount does not necessarily represent management's evaluation of the likely outcome of the Glendale Goodwill Litigation.

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

NOTE G: REFINANCING ADJUSTMENTS


     In connection with the Refinancing, Golden State Holdings will make offers to purchase or will redeem the following issues of debt and preferred stock (dollars in thousands):






                                                                                IMPACT ON PRE-TAX EARNINGS
                                                                            -----------------------------------
                                                                                     SIX MONTHS ENDED
                                                  AT JUNE 30, 1998                      JUNE 30, 1998
                                         ----------------------------------  -----------------------------------
                                             PRINCIPAL                                          AMORTIZATION OF
                                          OR LIQUIDATION       DEFERRED          INTEREST          DEFERRED
                                            PREFERENCE      ISSUANCE COSTS   EXPENSE/DIVIDEND   ISSUANCE COSTS
                                         ----------------  ---------------- ------------------ ----------------
FNH 12 1/4% Senior Notes ..............      $200,000           $ 9,704           $12,250           $1,482
FNH 9 1/8% Senior Subordinated
 Notes ................................       140,000             4,457             6,388              426
FNH 10 5/8% Senior Subordinated
 Notes ................................       575,000            14,686            30,547            1,428
                                             --------           -------           -------           ------
 Total Debt Reduction .................      $915,000           $28,847           $49,185           $3,336
                                             ========           =======           =======           ======
Cal Fed 11 1/2% Preferred Stock .......      $300,730                             $17,292
Cal Fed 10 5/8% Preferred Stock .......       172,500                               9,164
 plus: Accrued and Unpaid Dividends....        13,228                                  --
                                             --------                             -------
 Total Preferred Stock Reduction
   (Minority Interest) ................      $486,458                             $26,456
                                             ========                             =======


                                                                  IMPACT ON PRE-TAX EARNINGS
                                                                 -----------------------------
                                                                          YEAR ENDED
                                                                       DECEMBER 31, 1997
                                                                 -----------------------------
                                                                  INTEREST     AMORTIZATION OF
                                                                  EXPENSE/        DEFERRED
                                                                  DIVIDEND     ISSUANCE COSTS
                                                                 ----------   ----------------
FNH 12 1/4% Senior Notes .....................................    $24,500          $2,964
FNH 9 1/8% Senior Subordinated Notes .........................     12,775             852
FNH 10 5/8% Senior Subordinated Notes ........................     61,094           2,856
                                                                  -------          ------
 Total Debt Reduction ........................................    $98,369          $6,672
                                                                  =======          ======
Cal Fed 11 1/2% Preferred Stock ..............................    $34,584
Cal Fed 10 5/8% Preferred Stock ..............................     18,328
 plus: Accrued and Unpaid Dividends ..........................         --
                                                                  -------
 Total Preferred Stock Reduction (Minority Interest) .........    $52,912
                                                                  =======

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

     The deferred issuance costs reflected above, net of taxes of approximately $12,159, will be written off as part of the Refinancing. These items and the premiums paid will be reflected as an "extraordinary item--early extinguishment of debt" on the financial statements of Golden State Holdings in an amount totalling approximately $134,600 on an after-tax basis.

     The following debt was issued (in thousands):



                                                                              IMPACT ON PRE-TAX EARNINGS
                                                               --------------------------------------------------------
                                                                     SIX MONTHS ENDED               YEAR ENDED
                                                                      JUNE 30, 1998              DECEMBER 31, 1997
                                                               ---------------------------- ---------------------------
                                                                           AMORTIZATION OF              AMORTIZATION OF
                                                  DEFERRED      INTEREST       DEFERRED      INTEREST      DEFERRED
                                  PRINCIPAL    ISSUANCE COSTS    EXPENSE    ISSUANCE COSTS    EXPENSE   ISSUANCE COSTS
                                ------------- ---------------- ---------- ----------------- ---------- ----------------
Total New Notes in
 multiple-tranche transaction--
 7.0455% aggregate yield, net
 of original issue discount of
 $6,081........................  $1,993,919        $28,625      $70,455         $2,754       $140,910       $5,507
                                 ==========        =======      =======         ======       ========       ======

     The use of proceeds from the Refinancing is estimated as follows (in thousands):



Sale of New Notes ............................................                $  1,993,919
FNH Debt Offers:
 FNH 12 1/4% Senior Notes ....................................   200,000
 FNH 9 1/8% Senior Subordinated Notes ........................   140,000
 FNH 10 5/8% Senior Subordinated Notes .......................   575,000
Cal Fed Preferred Stock Offers:
 Cal Fed 11 1/2% Preferred Stock .............................   300,730
 Cal Fed 10 5/8% Preferred Stock .............................   172,500        (1,388,230)
                                                                 -------
Parent Holdings Defeasance:
 FNPH 12 1/2% Senior Notes ...................................                    (455,000)
Premiums, Fees and Other Expenses (net of taxes) .............                    (195,691)
                                                                              ------------
Net Cash Payment to be made by Golden State Holdings (from Cal
 Fed dividend) ...............................................                $    (45,002)
                                                                              ============

     In connection with the Refinancing, a dividend will be paid to Parent Holdings totaling $494,196, representing the principal amount of the Parent Holdings Notes and the after-tax expenses related to the redemption of such notes.

     At an assumed rate of 5.5%, the net cash payment made of $45,002 would reduce pre-tax earnings by approximately $1,238 and $2,475 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

     The hedging transaction effected under the Rate Lock Agreements resulted in a net loss of approximately $9,958, which will be deferred and amortized over the life of the related Fixed Rate New Notes through interest expense. This amortization will reduce pre-tax earnings by approximately $818 and $1,636 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

     There can be no assurance that all of the outstanding FNH Notes and Cal Fed Preferred Stock will be purchased in connection with the Refinancing. The pro forma financial results assume that 100% of the

                             GOLDEN STATE HOLDINGS
                         NOTES TO UNAUDITED PRO FORMA
             CONDENSED COMBINED FINANCIAL STATEMENTS--(CONTINUED)

      AS OF JUNE 30, 1998 AND FOR THE SIX MONTH AND TWELVE MONTH PERIODS
            ENDED JUNE 30, 1998 AND DECEMBER 31, 1997, RESPECTIVELY

outstanding principal amount of the FNH Notes and all of the Cal Fed Preferred Stock is purchased in the Refinancing. If FNH does not purchase all of the outstanding Cal Fed 11 1/2% and 10 5/8% Preferred Stock, Golden State Holdings intends to cause Cal Fed to redeem any remaining Cal Fed 10 5/8% Preferred Stock on April 1, 1999 and any remaining Cal Fed 11 1/2% Preferred Stock on September 1, 1999 (which are the respective dates on which each series of such Preferred Stock first becomes redeemable). As shown below, pro forma results will vary if less than 100% of the FNH Notes or Cal Fed Preferred Stock is purchased and excess proceeds from the Refinancing invested at 5.5% (dollars in thousands, except per share data):



   PERCENT OFFERED
     TO PURCHASE                  INCREASE IN NET EARNINGS
----------------------   ------------------------------------------
             CAL FED
   FNH      PREFERRED        FOR SIX MONTHS        FOR YEAR ENDED
  NOTES       STOCK       ENDED JUNE 30, 1998     DECEMBER 31, 1997
--------   -----------   ---------------------   ------------------
  100%        100%              $13,264                $26,530
   95%         80%                9,067                 18,135
   90%         75%                7,490                 14,981
   80%         65%                4,308                  8,618